Exhibit 99.2
United Parcel Service, Inc.
Selected Financial Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2019	2018	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$11,455	$10,437	$1,018	9.8%
International Package	3,494	3,478	16	0.5%
Supply Chain & Freight	3,369	3,529	(160)	(4.5)%
Total revenue	18,318	17,444	874	5.0%

Operating expenses:
Compensation and benefits	9,590	9,015	575	6.4%
Other	6,600	6,702	(102)	(1.5)%
Total operating expenses	16,190	15,717	473	3.0%

Operating profit:
U.S. Domestic Package	1,216	949	267	28.1%
International Package	667	536	131	24.4%
Supply Chain & Freight	245	242	3	1.2%
Total operating profit	2,128	1,727	401	23.2%

Other income (expense):
Other pension income (expense)	191	284	(93)	(32.7)%
Investment income and other	46	33	13	39.4%
Interest expense	(159)	(155)	(4)	2.6%
Total other income (expense)	78	162	(84)	(51.9)%

Income before income taxes	2,206	1,889	317	16.8%

Income tax expense (benefit)	456	381	75	19.7%

Net income	$1,750	$1,508	$242	16.0%

Net income as a percentage of revenue	9.6%	8.6%

Per share amounts:
Basic earnings per share	$2.03	$1.74	$0.29	16.7%
Diluted earnings per share	$2.01	$1.73	$0.28	16.2%

Weighted-average shares outstanding:
Basic	864	865	(1)	(0.1)%
Diluted	870	870	—	0.0%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$1,242	$988	$254	25.7%
International Package (1)	693	576	117	20.3%
Supply Chain & Freight (1)	256	260	(4)	(1.5)%
Total operating profit (1)	2,191	1,824	367	20.1%

Income before income taxes (1)	$2,269	$1,986	$283	14.2%
Net income (2)	$1,797	$1,581	$216	13.7%

Basic earnings per share (2)	$2.08	$1.83	$0.25	13.7%
Diluted earnings per share (2)	$2.07	$1.82	$0.25	13.7%

(1) 2019 operating profit and consolidated income before income taxes exclude the impact of $63 million of transformation strategy costs, that reflect other employee benefits costs of $41 million and other costs of $22 million. These costs are allocated between the U.S. Domestic Package segment ($26 million), International Package segment ($26 million) and Supply Chain & Freight segment ($11 million).

2018 operating profit and consolidated income before income taxes exclude the impact of $97 million of transformation costs, that reflect other employee benefits costs of $70 million and other costs of $27 million. These costs are allocated between the U.S. Domestic Package segment ($39 million), International Package segment ($40 million) and Supply Chain & Freight segment ($18 million).

(2) 2019 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $47 million.

2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $73 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2019	2018	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$2,146	$1,896	$250	13.2%
Deferred	1,248	1,066	182	17.1%
Ground	8,061	7,475	586	7.8%
Total U.S. Domestic Package	11,455	10,437	1,018	9.8%
International Package:
Domestic	689	678	11	1.6%
Export	2,673	2,654	19	0.7%
Cargo and Other	132	146	(14)	(9.6)%
Total International Package	3,494	3,478	16	0.5%
Supply Chain & Freight:
Forwarding	1,472	1,672	(200)	(12.0)%
Logistics	846	790	56	7.1%
Freight	852	867	(15)	(1.7)%
Other	199	200	(1)	(0.5)%
Total Supply Chain & Freight	3,369	3,529	(160)	(4.5)%
Consolidated	$18,318	$17,444	$874	5.0%

Consolidated volume (in millions)	1,345	1,229	116	9.4%

Operating weekdays	64	63	1	1.6%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,891	1,526	365	23.9%
Deferred	1,474	1,256	218	17.4%
Ground	14,544	13,624	920	6.8%
Total U.S. Domestic Package	17,909	16,406	1,503	9.2%
International Package:
Domestic	1,668	1,663	5	0.3%
Export	1,437	1,437	—	0.0%
Total International Package	3,105	3,100	5	0.2%
Consolidated	21,014	19,506	1,508	7.7%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$17.73	$19.72	$(1.99)	(10.1)%
Deferred	13.23	13.47	(0.24)	(1.8)%
Ground	8.66	8.71	(0.05)	(0.6)%
Total U.S. Domestic Package	9.99	10.10	(0.11)	(1.1)%
International Package:
Domestic	6.45	6.47	(0.02)	(0.3)%
Export	29.06	29.32	(0.26)	(0.9)%
Total International Package	16.92	17.06	(0.14)	(0.8)%
Consolidated	$11.02	$11.20	$(0.18)	(1.6)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Three Months Ended				Currency
	September 30			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.45	$6.47	(0.3)%	$0.17	$6.62	2.3%
Export	29.06	29.32	(0.9)%	0.06	29.12	(0.7)%
Total International Package	$16.92	$17.06	(0.8)%	$0.11	$17.03	(0.2)%

Consolidated	$11.02	$11.20	(1.6)%	$0.01	$11.03	(1.5)%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Three Months Ended				Currency
	September 30			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Revenue (in millions):
U.S. Domestic Package	$11,455	$10,437	9.8%	$—	$11,455	9.8%
International Package	3,494	3,478	0.5%	24	3,518	1.2%
Supply Chain & Freight	3,369	3,529	(4.5)%	20	3,389	(4.0)%
Total revenue	$18,318	$17,444	5.0%	$44	$18,362	5.3%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Three Months Ended				Currency
	September 30				Neutral
	2019*	2018*	% Change	Currency	2019**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$1,242	$988	25.7%	$—	$1,242	25.7%
International Package	693	576	20.3%	(32)	661	14.8%
Supply Chain & Freight	256	260	(1.5)%	7	263	1.2%
Total operating profit	$2,191	$1,824	20.1%	$(25)	$2,166	18.8%
* Amounts adjusted for Transformation strategy costs
** Amounts adjusted for Transformation strategy costs and period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data -Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2019	2018	Change	% Change
LTL revenue (in millions)	$699	$735	$(36)	(4.9)%
LTL revenue per LTL hundredweight	$26.71	$25.70	$1.01	3.9%

LTL shipments (in thousands)	2,441	2,603	(162)	(6.2)%
LTL shipments per day (in thousands)	38.1	41.3	(3.2)	(7.7)%

LTL gross weight hauled (in millions of pounds)	2,617	2,860	(243)	(8.5)%
LTL weight per shipment (in pounds)	1,072	1,098	(26)	(2.4)%

Operating weekdays	64	63	1	1.6%

Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2019	2018	Change	% Change
(in millions)
Repairs and maintenance	$485	$437	$48	11.0%
Depreciation and amortization	587	524	63	12.0%
Purchased transportation	2,984	3,216	(232)	(7.2)%
Fuel	824	867	(43)	(5.0)%
Other occupancy	346	321	25	7.8%
Other expenses	1,374	1,337	37	2.8%
Total other operating expenses	$6,600	$6,702	$(102)	(1.5)%

Earnings Per Share and Share Data - Third Quarter
(unaudited)

	Three Months Ended
	September 30
	2019	2018
(amounts in millions, except per share data)
Numerator:
Net income	$1,750	$1,508

Denominator:
Weighted-average shares	858	860
Deferred compensation obligations	—	1
Vested portion of restricted units	6	4
Denominator for basic earnings (loss) per share	864	865

Effect of dilutive securities:
Restricted units	6	5
Stock options	—	—
Denominator for diluted earnings (loss) per share	870	870

Basic earnings per share	$2.03	$1.74

Diluted earnings per share	$2.01	$1.73

Detail of shares outstanding as of September 30, 2019:

Class A shares	157
Class B shares	701
Total shares outstanding	858

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Financial Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2019	2018	Change	% Change
(amounts in millions, except per share data)
Statement of Income Data:
Revenue:
U.S. Domestic Package	$33,085	$31,018	$2,067	6.7%
International Package	10,458	10,613	(155)	(1.5)%
Supply Chain & Freight	9,983	10,382	(399)	(3.8)%
Total revenue	53,526	52,013	1,513	2.9%

Operating expenses:
Compensation and benefits	28,206	27,084	1,122	4.1%
Other	19,655	19,909	(254)	(1.3)%
Total operating expenses	47,861	46,993	868	1.8%

Operating profit:
U.S. Domestic Package	3,090	2,644	446	16.9%
International Package	1,858	1,748	110	6.3%
Supply Chain & Freight	717	628	89	14.2%
Total operating profit	5,665	5,020	645	12.8%

Other income (expense):
Other pension income (expense)	574	853	(279)	(32.7)%
Investment income and other	98	60	38	63.3%
Interest expense	(487)	(457)	(30)	6.6%
Total other income (expense)	185	456	(271)	(59.4)%

Income before income taxes	5,850	5,476	374	6.8%

Income tax expense (benefit)	1,304	1,138	166	14.6%

Net income	$4,546	$4,338	$208	4.8%

Net income as a percentage of revenue	8.5%	8.3%

Per share amounts:
Basic earnings per share	$5.26	$5.01	$0.25	5.0%
Diluted earnings per share	$5.23	$4.99	$0.24	4.8%

Weighted-average shares outstanding:
Basic	865	866	(1)	(0.1)%
Diluted	869	870	(1)	(0.1)%

As adjusted income data:
Operating profit:
U.S. Domestic Package (1)	$3,162	$2,879	$283	9.8%
International Package (1)	1,970	1,824	146	8.0%
Supply Chain & Freight (1)	740	677	63	9.3%
Total operating profit (1)	5,872	5,380	492	9.1%

Income before income taxes (1)	$6,057	$5,836	$221	3.8%
Net income (2)	$4,703	$4,611	$92	2.0%

Basic earnings per share (2)	$5.44	$5.33	$0.11	2.1%
Diluted earnings per share (2)	$5.41	$5.30	$0.11	2.1%

(1) 2019 operating profit and consolidated income before income taxes exclude the impact of $207 million of transformation strategy costs, that reflect other employee benefits costs of $149 million and other costs of $58 million. These costs are allocated between the U.S. Domestic Package segment ($72 million), International Package segment ($112 million) and Supply Chain & Freight segment ($23 million).

2018 operating profit and consolidated income before income taxes exclude the impact of $360 million of transformation costs, which includes voluntary retirement plan severance costs of $262 million, and other costs of $98 million. These costs are allocated between the U.S. Domestic Package segment ($235 million), International Package segment ($76 million) and Supply Chain & Freight segment ($49 million).

(2) 2019 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $157 million.

2018 net income and earnings per share amounts exclude the after-tax impact of the adjustments described in (1), which decreased net income by $273 million.

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2019	2018	Change	% Change

Revenue (in millions):
U.S. Domestic Package:
Next Day Air	$6,160	$5,510	$650	11.8%
Deferred	3,494	3,215	279	8.7%
Ground	23,431	22,293	1,138	5.1%
Total U.S. Domestic Package	33,085	31,018	2,067	6.7%
International Package:
Domestic	2,069	2,094	(25)	(1.2)%
Export	7,972	8,073	(101)	(1.3)%
Cargo and Other	417	446	(29)	(6.5)%
Total International Package	10,458	10,613	(155)	(1.5)%
Supply Chain & Freight:
Forwarding	4,384	4,936	(552)	(11.2)%
Logistics	2,511	2,356	155	6.6%
Freight	2,486	2,497	(11)	(0.4)%
Other	602	593	9	1.5%
Total Supply Chain & Freight	9,983	10,382	(399)	(3.8)%
Consolidated	$53,526	$52,013	$1,513	2.9%

Consolidated volume (in millions)	3,885	3,696	189	5.1%

Operating weekdays	191	191	—	0.0%

Average Daily Package Volume (in thousands):
U.S. Domestic Package:
Next Day Air	1,771	1,462	309	21.1%
Deferred	1,413	1,260	153	12.1%
Ground	14,068	13,529	539	4.0%
Total U.S. Domestic Package	17,252	16,251	1,001	6.2%
International Package:
Domestic	1,661	1,662	(1)	(0.1)%
Export	1,425	1,436	(11)	(0.8)%
Total International Package	3,086	3,098	(12)	(0.4)%
Consolidated	20,338	19,349	989	5.1%

Average Revenue Per Piece:
U.S. Domestic Package:
Next Day Air	$18.21	$19.73	$(1.52)	(7.7)%
Deferred	12.95	13.36	(0.41)	(3.1)%
Ground	8.72	8.63	0.09	1.0%
Total U.S. Domestic Package	10.04	9.99	0.05	0.5%
International Package:
Domestic	6.52	6.60	(0.08)	(1.2)%
Export	29.29	29.43	(0.14)	(0.5)%
Total International Package	17.04	17.18	(0.14)	(0.8)%
Consolidated	$11.10	$11.14	$(0.04)	(0.4)%

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Supplemental Analysis of Currency and UPS Freight

Currency Neutral Revenue Per Piece
(unaudited)

	Nine Months Ended				Currency
	September 30			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Average Revenue Per Piece:
International Package:
Domestic	$6.52	$6.60	(1.2)%	$0.33	$6.85	3.8%
Export	29.29	29.43	(0.5)%	0.43	29.72	1.0%
Total International Package	$17.04	$17.18	(0.8)%	$0.37	$17.41	1.3%

Consolidated	$11.10	$11.14	(0.4)%	$0.06	$11.16	0.2%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Revenue
(unaudited)

	Nine Months Ended				Currency
	September 30			Neutral
	2019	2018	% Change	Currency	2019*	% Change
Revenue (in millions):
U.S. Domestic Package	$33,085	$31,018	6.7%	$—	$33,085	6.7%
International Package	10,458	10,613	(1.5)%	222	10,680	0.6%
Supply Chain & Freight	9,983	10,382	(3.8)%	70	10,053	(3.2)%
Total revenue	$53,526	$52,013	2.9%	$292	$53,818	3.5%
*Amounts adjusted for period over period foreign currency exchange rate and hedging differences

Currency Neutral Operating Profit
(unaudited)
	Nine Months Ended				Currency
	September 30				Neutral
	2019*	2018*	% Change	Currency	2019**	% Change
As-Adjusted Operating Profit (in millions):
U.S. Domestic Package	$3,162	$2,879	9.8%	$—	$3,162	9.8%
International Package	1,970	1,824	8.0%	(46)	1,924	5.5%
Supply Chain & Freight	740	677	9.3%	9	749	10.6%
Total operating profit	$5,872	$5,380	9.1%	$(37)	$5,835	8.5%
* Amounts adjusted for Transformation strategy costs
** Amounts adjusted for Transformation strategy costs and period over period foreign currency exchange rate and hedging differences

UPS Freight Selected Operating Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2019	2018	Change	% Change
LTL revenue (in millions)	$2,040	$2,122	$(82)	(3.9)%
LTL revenue per LTL hundredweight	$26.39	$25.29	$1.10	4.3%

LTL shipments (in thousands)	7,064	7,710	(646)	(8.4)%
LTL shipments per day (in thousands)	37.0	40.4	(3.4)	(8.4)%

LTL gross weight hauled (in millions of pounds)	7,730	8,391	(661)	(7.9)%
LTL weight per shipment (in pounds)	1,094	1,088	6	0.6%

Operating weekdays	191	191	—	0.0%

Certain prior year have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Detail of Other Operating Expenses - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2019	2018	Change	% Change
(in millions)
Repairs and maintenance	$1,392	$1,294	$98	7.6%
Depreciation and amortization	1,730	1,662	68	4.1%
Purchased transportation	8,950	9,570	(620)	(6.5)%
Fuel	2,451	2,469	(18)	(0.7)%
Other occupancy	1,039	1,003	36	3.6%
Other expenses	4,093	3,911	182	4.7%
Total other operating expenses	$19,655	$19,909	$(254)	(1.3)%

Earnings Per Share and Share Data - Year to Date
(unaudited)

	Nine Months Ended
	September 30
	2019	2018
(amounts in millions, except per share data)
Numerator:
Net income	$4,546	$4,338

Denominator:
Weighted-average shares	859	861
Deferred compensation obligations	—	1
Vested portion of restricted units	6	4
Denominator for basic earnings (loss) per share	865	866

Effect of dilutive securities:
Restricted units	4	4
Stock options	—	—
Denominator for diluted earnings (loss) per share	869	870

Basic earnings per share	$5.26	$5.01

Diluted earnings per share	$5.23	$4.99

Certain prior year amounts have been reclassified to conform to the current year presentation.

United Parcel Service, Inc.
Consolidated Balance Sheets - September 30, 2019 and December 31, 2018
(unaudited)

	September 30, 2019	December 31, 2018
(amounts in millions)

ASSETS
Current Assets:
Cash and marketable securities	$4,538	$5,035
Other current assets	9,646	11,175
Total Current Assets	14,184	16,210
Property, Plant and Equipment	57,858	54,488
Less accumulated depreciation and amortization	28,787	27,912
	29,071	26,576
Other Assets	10,027	7,230
	$53,282	$50,016

LIABILITIES AND SHAREOWNERS' EQUITY
Current Liabilities	$12,835	$14,087
Long-Term Debt	21,740	19,931
Pension and Postretirement Benefit Obligations	6,443	8,347
Deferred Taxes, Credits and Other Liabilities	6,690	4,614
Shareowners' Equity	5,574	3,037
	$53,282	$50,016

Amounts are subject to reclassification.

United Parcel Service, Inc.
Selected Cash Flow Data
(unaudited)

Net Increase (Decrease) in Cash, Cash Equivalents and Restricted Cash
Preliminary
Year-to-Date
(amounts in millions)	September 30
Cash flows from operating activities	$5,693
Cash flows used in investing activities	(4,027)
Cash flows used in financing activities	(1,854)

Effect of exchange rate changes on cash, cash equivalents and restricted cash	6
Net increase/(decrease) in cash and cash equivalents and restricted cash	$(182)

Reconciliation of Adjusted Capital Expenditures and Free Cash Flow (non-GAAP measures)
Preliminary
Year-to-Date
(amounts in millions)	September 30
Cash flows from operating activities	$5,693
Capital expenditures	(4,336)
Principal repayments of capital lease obligations	(120)
Adjusted Capital Expenditures (non-GAAP measure)	$(4,456)
Proceed from disposal of PP&E	61
Net change in finance receivables	8
Other investing activities	(84)
Adjusted free cash flow (non-GAAP measure)	$1,222
Discretionary pension contributions	2,000
Adjusted free cash flow (non-GAAP measure) excluding discretionary pension contributions	$3,222

Amounts are subject to reclassification.

United Parcel Service, Inc.
Aircraft Fleet - as of September 30, 2019
(unaudited)

Description	Owned and Capital Leases	Leases & Charters from Others	On Order	Under Option
Operating:
Boeing 757-200	75	—	—	—
Boeing 767-200	—	—	—	—
Boeing 767-300	62	2	10	—
Boeing 767-300BCF	3	—	1	—
Boeing 767-300BDSF	—	—	4	—
Airbus A300-600	52	—	—	—
Boeing MD-11	37	—	—	—
Boeing 747-400F	11	—	—	—
Boeing 747-400BCF	2	—	—	—
Boeing 747-8F	13	—	15	—
Other	—	296	—	—

Total	255	298	30	—